UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2008
VERAZ NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33391 (Commission File Number)	94-3409691 (I.R.S. Employer Identification No.)
926 Rock Avenue, Suite 20
San Jose, California 95131
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 750-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement
Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 1.02. Termination of a Material Definitive Agreement.
     On February 19, 2008, Pinhas Reich announced his intention to resign as Vice President Global Sales of Veraz Networks, Inc. Mr. Reich’s Letter of Employment Agreement, dated January 1, 2003, or the Employment Agreement, will terminate on Mr. Reich’s last day of employment with Veraz. Mr. Reich will continue to be compensated in accordance with the Employment Agreement which was previously filed with the Securities and Exchange Commission as Exhibit Number 10.38 to our Registration Statement on Form S-1.
Item 2.02. Results of Operations and Financial Condition.
     On February 19, 2008, Veraz Networks, Inc. issued a press release announcing its fourth quarter and year end 2007 financial results. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.
     The information in the report, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Veraz Networks, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 19, 2008, Pinhas Reich announced his intention to resign as Vice President Global Sales of Veraz Networks, Inc. Mr. Reich will remain with Veraz until his successor has been hired in order to assist with a smooth transition.
Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description
99.1	Press Release, dated February 19, 2008, Announcing Veraz Networks, Inc. Fourth Quarter and Year End 2007 Financial Results.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Veraz Networks, Inc.
Dated: February 19, 2008	By:	/s/ Eric C. Schlezinger
Eric C. Schlezinger,
Assistant Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release, dated February 19, 2008, Announcing Veraz Networks, Inc. Fourth Quarter and Year End 2007 Financial Results.